SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                              AUGUST 19, 1996
                     _________________________________
                     (Date of earliest event reported)

                         CHAMPION ENTERPRISES, INC.
           ______________________________________________________
           (Exact name of Registrant as specified in its charter)

     Michigan                 1-9751                   38-2743168
     ______________     _____________________      __________________
     (State of          (Commission File No.)      (IRS Employer
     Incorporation)                                Identification No.)

       2701 University Drive, Suite 320, Auburn Hills, Michigan 48326
       ______________________________________________________________
        (Address of principal executive offices, including zip code)

                               (810) 340-9090
            ____________________________________________________
            (Registrant's telephone number, including area code)


          Item 5.   Other Events

               On August 19, 1996, Champion Enterprises, Inc. (the "Company") entered into an Agreement and Plan of Merger, dated August 19, 1996 (the "Merger Agreement"), with RHI Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company ("RHI") and Redman Industries, Inc., a Delaware corporation ("Redman"), pursuant to which Redman shall merge with RHI and each outstanding share of Redman's common stock, $0.01 par value per share, shall be converted into the right to receive 1.24 shares of the Company's common stock, $1.00 par value per share. A copy of the Merger Agreement is attached as Exhibit 2 and is incorporated herein by reference.

               On August 19, 1996, the Company issued a press release announcing the execution of the Merger Agreement, a copy of which is attached as Exhibit 99 and is incorporated herein by reference.

          Item 7.  Financial Statements and Exhibits

               Exhibits

               Exhibit No.    Description

                  2           Agreement and Plan of Merger, dated
                              August 19, 1996, by and among
                              Champion Enterprises, Inc., RHI
                              Acquisition Corp. and Redman
                              Industries, Inc.

                  99          Press release issued by Champion
                              Enterprises, Inc. on August 20, 1996


                                  SIGNATURES

               Pursuant to the requirements of the Securities
          Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CHAMPION ENTERPRISES, INC.

                         By:   /s/  A. Jacqueline Dout
                             Name:  A. Jacqueline Dout
                             Title: Executive Vice President and
                                    Chief Financial Officer

          Dated:  August 21, 1996


                                 EXHIBIT INDEX

          Exhibit                Exhibit Name                  Page
                                                                No.

          2 Agreement and Plan of Merger, dated August 19, 1996 (the "Merger Agreement"), by and among Champion Enterprises, Inc., RHI Acquisition Corp. and Redman Industries,
                  Inc.  . . . . . . . . . . . . . . . . . . .

          99      Press release issued by Champion
                  Enterprises, Inc. on August 20, 1996  . . .